                               NEES

                          EXHIBIT INDEX
                         ---------------

Exhibit No.         Description                       Page
-----------         -----------                       ----

 (3)           Agreement and Declaration of        Incorporated
               Trust dated January 2, 1926,        by Reference
               as amended through April 28,
               1992

 (4)(a)        Massachusetts Electric Company      Incorporated
               First Mortgage Indenture and        by Reference
               Deed of Trust, dated as of
               July 1, 1949, and twenty-one
               supplements thereto

 (4)(b)        The Narragansett Electric           Filed herewith
               Company First Mortgage Indenture
               and Deed of Trust, dated as of
               September 1, 1944, and twenty-three
               supplements thereto

 (4)(c)        The Narragansett Electric           Incorporated
               Company Preference Provisions,      by Reference
               as amended, dated December 15,
               1997

 (10)(a)       Boston Edison Company et al. and    Incorporated
               New England Power Company:          by Reference
               Amended REMVEC Agreement dated
               August 12, 1977

 (10)(a)(i)    Boston Edison Company et al. and    Incorporated
               New England Power Company: REMVEC   by Reference
               II Agreement dated on or about
               July 1, 1994

 (10)(a)(ii)   Boston Edison Company et al. and    Incorporated
               New England Power Company:          by Reference
               Security Analysis Service
               Agreement dated on or about
               July 1, 1994

 (10)(b)       The Connecticut Light and Power     Incorporated
               Company et al. and New England      by Reference
               Power Company:  Sharing Agreement
               for Joint Ownership, Construction
               and Operation of Millstone Unit No.
               3 dated as of September 1, 1973, and
               Amendments thereto; Transmission
               Support Agreement dated August 9,
               1974; Instrument of Transfer to NEP
               with respect to the 1979 Connecticut
               Nuclear Unit, and Assumption of
               Obligations, dated December 17, 1975

 (10)(c)       Connecticut Yankee Atomic Power     Incorporated
               Company et al. and New England      by Reference
               Power Company: Stockholders
               Agreement dated July 1, 1964;
               Power Purchase Contract dated
               July 1, 1964; Additional
               Power Contract dated as of
               April 30, 1984 and 1996 Amendatory
               Agreement dated as of December 4,
               1996; Supplementary Power Contract
               dated as of April 1, 1987; Capital
               Funds Agreement dated September 1,
               1964; Transmission Agreement
               dated October 1, 1964;
               Agreement revising Transmission
               Agreement dated July 1, 1979 and
               Amendment thereto dated
               January 19, 1994; Five Year
               Capital Contribution Agreement
               dated November 1, 1980

 (10)(d)       Maine Yankee Atomic Power Company   Incorporated
               et al. and New England Power        by Reference
               Company:  Capital Funds Agreement
               dated May 20, 1968 and Power
               Purchase Contract dated May 20,
               1968; Amendments dated as of
               January 1, 1984, March 1, 1984,
               October 1, 1984, and August 1,
               1985; Stockholders Agreement
               dated May 20, 1968; Additional
               Power Contract dated as of
               February 1, 1984; 1997 Amendatory
               Agreement dated as of August 6,
               1997

 (10)(e)       New England Power Company and       Incorporated
               New England Electric Transmission   by Reference
               Corporation et al.:  Phase I
               Terminal Facility Support
               Agreement dated as of December 1,
               1981 and Amendments thereto;
               Agreement with respect to Use
               of the Quebec Interconnection
               dated as of December 1, 1981
               and Amendments thereto; Agreement
               for Reinforcement and Improvement
               of New England Power Company's
               Transmission System dated as of
               April 1, 1983; Lease dated as of
               May 16, 1983; Upper Development -
               Lower Development Transmission
               Line Support Agreement dated as
               of May 16, 1983

 (10)(f)       New England Electric Transmission   Incorporated
               Corporation and PruCapital          by Reference
               Management, Inc. et al: Note
               Agreement dated as of
               September 1, 1986; Mortgage,
               Deed of Trust and Security
               Agreement dated as of
               September 1, 1986; Equity
               Funding Agreement with New
               England Electric System dated
               as of December 1, 1985

 (10)(g)       Vermont Electric Transmission       Incorporated
               Company, Inc. et al. and New        by Reference
               England Power Company:  Phase I
               Vermont Transmission Line
               Support Agreement dated as
               of December 1, 1981 and
               Amendments thereto

 (10)(h)       New England Power Pool              Incorporated
               Agreement and Amendments thereto    by Reference

 (10)(i)       Public Service Company of New       Incorporated
               Hampshire et al. and New England    by Reference
               Power Company:  Agreement for
               Joint Ownership, Construction
               and Operation of New Hampshire
               Nuclear Units dated as of
               May 1, 1973 and Amendments
               thereto; Transmission Support
               Agreement dated as of May 1,
               1973; Instrument of Transfer
               to NEP with respect to the
               New Hampshire Nuclear Units
               and Assumptions of Obligations
               dated December 17, 1975;
               Agreement Among Participants
               in New Hampshire Nuclear Units,
               certain Massachusetts Municipal
               Systems and Massachusetts
               Municipal Wholesale Electric
               Company dated May 28, 1976;
               Seventh Amendment To and Restated
               Agreement for Seabrook Project
               Disbursing Agent and Amendments
               thereto; Seabrook Project
               Managing Agent Operating
               Agreement dated as of June 29,
               1992, and Amendment to Seabrook
               Project Managing Agent Agreement
               dated as of June 29, 1992

 (10)(j)       Vermont Yankee Nuclear Power        Incorporated
               Corporation et al. and New          by Reference
               England Power Company:  Capital
               Funds Agreement dated
               February 1, 1968, Amendment
               dated March 12, 1968, and Power
               Purchase Contract dated
               February 1, 1968 and Amendments
               thereto; Additional Power
               Contract dated as of February 1,
               1984; Guarantee Agreement dated
               as of November 5, 1981

 (10)(k)       Yankee Atomic Electric Company      Incorporated
               et al. and New England Power        by Reference
               Company:  Amended and Restated
               Power Contract dated April 1,
               1985 and Amendments thereto

 (10)(l)       New England Electric Companies'     Filed herewith
               Deferred Compensation Plan as
               amended through February 28, 1998

 (10)(m)       New England Electric System         Incorporated
               Companies Retirement Supplement     by Reference
               Plan as amended through June 1,
               1996

 (10)(n)       New England Electric Companies'     Filed herewith
               Executive Supplemental Retirement
               Plan as amended through
               December 11, 1998

 (10)(o)       New England Electric Companies'     Filed herewith
               Executive Retirees Health and Life
               Insurance Plan as Amended and
               Restated January 1, 1996

 (10)(p)       New England Electric Companies'     Filed herewith
               Incentive Compensation Plan I
               as amended through January 1,
               1998

 (10)(q)       New England Electric Companies'     Filed herewith
               Incentive Compensation Plan II
               as amended through January 1,
               1998

 (10)(r)       New England Electric Companies'     Filed herewith
               Incentive Compensation Plan III
               as amended through January 1,
               1998

 (10)(s)       New England Electric Companies'     Filed herewith
               Senior Incentive Compensation
               Plan as amended through
               January 1, 1998

 (10)(t)       New England Electric System         Filed herewith
               Directors Deferred Compensation
               Plan as amended through
               February 28, 1998

 (10)(u)       Forms of Life Insurance Program     Incorporated
               and Form of Life Insurance          by Reference
               (Collateral Assignment)

 (10)(v)       New England Electric Companies'     Incorporated
               Incentive Share Plan as amended     by Reference
               through February 24, 1997

 (10)(w)       New England Electric Companies'     Filed herewith
               Long-Term Performance Share
               Award Plan amended through
               August 25, 1998

 (10)(x)       New England Electric System         Filed herewith
               Directors' Retirement Plan
               amended through December 11, 1998

 (10)(y)       Forms of Severance Protection       Filed herewith
               Agreements

 (10)(z)       New England Power Service           Incorporated
               Company and Joan T. Bok:            by Reference
               Service Credit Letter dated
               October 21, 1982

 (10)(aa)      New England Power Service Company   Incorporated
               and Robert L. McCabe: Employment    by Reference
               Agreement entered into as of
               March 11, 1998

 (10)(bb)      New England Electric System         Filed herewith
               and Richard P. Sergel Agreement
               dated March 1, 1998

 (10)(cc)      New England Power Service           Incorporated
               Company and the Company:            by Reference
               Form of Supplemental Pension
               Service Credit Agreement

 (10)(dd)      New England Power Company and       Incorporated
               New England Hydro-Transmission      by Reference
               Electric Company, Inc. et al:
               Phase II Massachusetts
               Transmission Facilities Support
               Agreement dated as of June 1,
               1985 and Amendments thereto

 (10)(ee)      New England Power Company and       Incorporated
               New England Hydro-Transmission      by Reference
               Corporation et al:  Phase II
               New Hampshire Transmission
               Facilities Support Agreement
               dated as of June 1, 1985 and
               Amendments thereto

 (10)(ff)      New England Power Company et        Incorporated
               al:  Phase II New England Power     by Reference
               AC Facilities Support Agreement
               dated as of June 1, 1985 and
               Amendments thereto

 (10)(gg)      New England Hydro-Transmission      Incorporated
               Electric Company, Inc. and New      by Reference
               England Electric System et al:
               Equity Funding Agreement dated
               as of June 1, 1985 and Amendments
               thereto

 (10)(hh)      New England Hydro-Transmission      Incorporated
               Corporation and New England         by Reference
               Electric System et al:
               Equity Funding Agreement dated
               as of June 1, 1985 and Amendments
               thereto

 (10)(ii)      NEES Energy, Inc./AllEnergy         Filed herewith
               Marketing Company, L.L.C.:
               Agreement and Plan of Merger
               dated December 31, 1998

 (10)(jj)      USGen, New England, Inc. and        Incorporated
               New England Power Company           by Reference
               and The Narragansett Electric
               Company: Asset Purchase Agreement
               dated as of August 5, 1997

 (10)(kk)      The National Grid Group plc,        Incorporated
               Iosta LLC: Agreement and Plan of    by Reference
               Merger, dated as of December 11,
               1998

 (13)          1998 Annual Report to               Incorporated
               Shareholders                        by Reference

 (21)          Subsidiary list                     Incorporated
                                                   by Reference

 (24)          Power of Attorney                   Filed herewith

 (27)          Financial Data Schedule             Filed herewith

                               NEP

                          EXHIBIT INDEX
                          -------------

Exhibit No.         Description                       Page
-----------         -----------                       ----

 (3)(a)        Articles of Organization as         Incorporated
               amended through June 25, 1987       by Reference

 (3)(b)        By-laws of the Company as           Incorporated
               amended December 12, 1997           by Reference

 (10)(a)       Boston Edison Company et al.        Incorporated
               and the Company: Amended            by Reference
               REMVEC Agreement dated
               August 12, 1977

 (10)(a)(i)    Boston Edison Company et al.        Incorporated
               and the Company: REMVEC II          by Reference
               Agreement dated on or about
               July 1, 1997

 (10)(a)(ii)   Boston Edison Company et al.        Incorporated
               and the Company: Security           by Reference
               Analysis Services Agreement
               dated on or about July 1, 1997

 (10)(b)       The Connecticut Light and Power     Incorporated
               Company et al. and the Company:     by Reference
               Sharing Agreement for Joint
               Ownership, Construction and
               Operation of Millstone Unit No. 3
               dated as of September 1, 1973,
               and Amendments thereto;
               Transmission Support Agreement
               dated August 9, 1974; Instrument
               of Transfer to the Company with
               respect to the 1979 Connecticut
               Nuclear Unit, and Assumption of
               Obligations, dated December 17,
               1975

 (10)(c)       Connecticut Yankee Atomic Power     Incorporated
               Company et al. and the Company:     by Reference
               Stockholders Agreement dated
               July 1, 1964; Power Purchase
               Contract dated July 1, 1964;
               Additional Power Contract dated
               as of April 30, 1984 and 1996;
               Amendatory Agreement dated as
               of December 4, 1996;
               Supplementary Power Contract
               dated as of April 1, 1987;

 (10)(c)       Capital Funds Agreement dated
 (cont.)       September 1, 1964; Transmission
               Agreement dated October 1, 1964;
               Agreement revising Transmission
               Agreement dated July 1, 1979;
               Amendment revising Transmission
               Agreement dated as of January 19,
               1994; Five Year Capital Contribution
               Agreement dated November 1, 1980

  (10)(d)      Maine Yankee Atomic Power           Incorporated
               Company et al. and the Company:     by Reference
               Capital Funds Agreement dated
               May 20, 1968 and Power Purchase
               Contract dated May 20, 1968;
               and Amendments thereto;
               Stockholders Agreement dated
               May 20, 1968; Additional Power
               Contract dated as of February 1,
               1984; 1997 Amendatory Agreement
               dated as of August 6, 1997

 (10)(e)       Mass. Electric and the Company:     Incorporated
               Primary Service for Resale dated    by Reference
               February 15, 1974; and Amendments
               thereto; Memorandum of Understanding
               effective May 22, 1994;
               Amendment of Service Agreement
               effective July 1, 1996;
               Amendment to Service Agreement
               dated as of February 1, 1997

               Supplement to Amendment to          Filed herewith
               Service Agreement dated as of
               March 1, 1998

 (10)(f)       The Narragansett Electric           Incorporated
               Company and the Company:            by Reference
               Primary Service for Resale
               dated February 15, 1974
               and Amendments thereto;
               Memorandum of Understanding
               effective May 22, 1994 and
               Amendment thereto;
               Amendment of Service Agreement
               effective October 30, 1995;
               Amendment to Service Agreement
               dated as of February 1, 1997

               Supplement to Amendment to          Filed herewith
               Service Agreement dated as of
               December 31, 1998

 (10)(g)       New England Electric                Incorporated
               Transmission Corporation et al.     by Reference
               and the Company:  Phase I
               Terminal Facility Support
               Agreement dated as of
               December 1, 1981; Amendments
               dated as of June 1, 1982 and
               November 1, 1982; Agreement with
               respect to Use of the Quebec
               Interconnection dated as of
               December 1, 1981; Amendments
               dated as of May 1, 1982 and
               November 1, 1982; Amendment
               dated as of January 1, 1986;
               Agreement for Reinforcement
               and Improvement of the Company's
               Transmission System dated as
               of April 1, 1983; Lease dated
               as of May 16, 1983; Upper
               Development-Lower Development
               Transmission Line Support
               Agreement dated as of May 16,
               1983

 (10)(h)       Vermont Electric Transmission       Incorporated
               Company, Inc. et al. and the        by Reference
               Company:  Phase I Vermont
               Transmission Line Support
               Agreement dated as of
               December 1, 1981 and Amendments
               thereto

 (10)(i)       New England Power Pool              Incorporated
               Agreement and Amendments            by Reference
               thereto

 (10)(j)       New England Power Service           Incorporated
               Company and the Company:            by Reference
               Specimen of Service Contract

 (10)(k)       Massachusetts Electric              Incorporated
               Company, et al. and the             by Reference
               Company: Form of Mutual
               Assistance Agreement

 (10)(l)       Massachusetts Electric              Incorporated
               Company, et al. and the             by Reference
               Company: Restructuring
               Settlement Agreement
               approved by the Massachusetts
               Department of Public Utilities

 (10)(m)       Public Service Company of New       Incorporated
               Hampshire et al. and the            by Reference
               Company:  Agreement for Joint
               Ownership, Construction and
               Operation of New Hampshire
               Nuclear Units dated as of
               May 1, 1973 and Amendments
               thereto; Seventh Amendment
               as of November 1, 1990;
               Transmission Support Agreement
               dated as of May 1, 1973;
               Instrument of Transfer to the
               Company with respect to the New
               Hampshire Nuclear Units and
               Assumptions of Obligations
               dated December 17, 1975 and
               Agreement Among Participants
               in New Hampshire Nuclear Units,
               certain Massachusetts Municipal
               Systems and Massachusetts
               Municipal Wholesale Electric
               Company dated May 28, 1976;
               Seventh Amendment To and
               Restated Agreement for Seabrook
               Project Disbursing Agent dated
               as of November 1, 1990;
               Amendments dated as of
               June 29, 1992;
               Settlement Agreement dated as
               of July 19, 1990 between
               Northeast Utilities Service
               Company and the Company;
               Seabrook Project Managing
               Agent Operating Agreement
               dated as of June 29, 1992;
               and Amendment thereto

 (10)(n)       Vermont Yankee Nuclear Power        Incorporated
               Corporation et al. and the          by Reference
               Company:  Capital Funds
               Agreement dated February 1,
               1968, Amendment dated March 12,
               1968 and Power Purchase Contract
               dated February 1, 1968 and
               Amendments thereto; Additional
               Power Contract dated as of
               February 1, 1984; Guarantee
               Agreement dated as of November 5,
               1981

  (10)(o)      Yankee Atomic Electric Company      Incorporated
               et al. and the Company:             by Reference
               Amended and Restated Power
               Contract dated April 1, 1985
               and Amendments thereto

 (10)(p)       New England Electric Companies'     Incorporated
               Deferred Compensation Plan as       by Reference
               amended through February 28, 1998

 (10)(q)       New England Electric System         Incorporated
               Companies Retirement Supplement     by Reference
               Plan as amended through June 1,
               1996

 (10)(r)       New England Electric Companies'     Incorporated
               Executive Supplemental Retirement   by Reference
               Plan I as amended through
               December 11, 1998

 (10)(s)       New England Electric Companies'     Incorporated
               Executive Retirees Health and Life  by Reference
               Insurance Plan as Amended and
               Restated January 1, 1996

 (10)(t)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan I as    by Reference
               amended through January 1, 1998

 (10)(u)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan II as   by Reference
               amended through January 1, 1998

 (10)(v)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan III as by Reference amended through January 1, 1998

 (10)(w)       New England Electric Companies'     Incorporated
               Senior Incentive Compensation       by Reference
               Plan as amended through
               January 1, 1998

 (10)(x)       Forms of Life Insurance Program     Incorporated
               and Form of Life Insurance          by Reference
               (Collateral Assignment)

 (10)(y)       New England Electric Companies'     Incorporated
               Incentive Share Plan as amended     by Reference
               through February 24, 1997

 (10)(z)       New England Electric System         Incorporated
               Directors' Retirement Plan          by Reference
               amended through December 11, 1998

 (10)(aa)      Forms of Severance Protection       Incorporated
               Agreements                          by Reference

 (10)(bb)      New England Electric Companies'     Incorporated
               Long-Term Performance Share         by Reference
               Award Plan amended through
               August 25, 1998

 (10)(cc)      New England Hydro-Transmission      Incorporated
               Electric Company, Inc. et al.       by Reference
               and the Company:  Phase II
               Massachusetts Transmission
               Facilities Support Agreement
               dated as of June 1, 1985
               and Amendments thereto

 (10)(dd)      New England Hydro-Transmission      Incorporated
               Corporation et al. and the          by Reference
               Company:  Phase II New Hampshire
               Transmission Facilities Support
               Agreement dated as of June 1,
               1985 and Amendments thereto

 (10)(ee)      Vermont Electric Power Company      Incorporated
               et al. and the Company:  Phase      by Reference
               II New England Power AC
               Facilities Support Agreement
               dated as of June 1, 1985 and
               Amendments thereto

 (10)(ff)(i)   Asset Purchase Agreement between    Incorporated
               USGen New England and the Company   by Reference
               and The Narragansett Electric
               Company dated as of August 5, 1997

 (10)(ff)(ii)  Wholesale Sales Agreement between   Incorporated
               the Company and USGen New England,  by Reference
               Inc. dated as of August 5, 1997

 (10)(ff)(iii) PPA Transfer Agreement between      Incorporated
               the Company and USGen New England,  by Reference
               Inc. dated as of August 5, 1997

 (10)(ff)(iv)  Form of PSA Performance Support     Incorporated
               Agreement between the Company,      by Reference
               USGen New England, Inc., and
               various Wholesale Customers
               dated as of August 5, 1997

 (10)(ff)(v)   Quebec Interconnection Transfer     Filed herewith
               Agreement between the Company,
               The Narragansett Electric Company,
               and USGen New England, Inc.,
               dated as of September 1, 1998

 (13)          1998 Annual Report to               Filed herewith
               Stockholders

 (21)          Subsidiary list                     Filed herewith

 (24)          Power of Attorney                   Filed herewith

 (27)          Financial Data Schedule             Filed herewith

                          Mass. Electric
                          --------------

                          EXHIBIT INDEX
                          -------------

Exhibit No.         Description                       Page
-----------         -----------                       ----

 (3)(a)        Articles of Organization of the     Incorporated
               Company as amended through          by Reference
               November 11, 1993

 (3)(b)        By-Laws of the Company as           Incorporated
               amended December 12, 1997           by Reference

 (4)           First Mortgage Indenture and        Incorporated
               Deed of Trust, dated as of          by Reference
               July 1, 1949, and twenty-one
               supplements thereto

 (10)(a)       Boston Edison Company et al.        Incorporated
               and Company:  Amended REMVEC        by Reference
               Agreement dated August 12,
               1977

 (10)(a)(i)    Boston Edison Company et al.        Incorporated
               and Company: REMVEC II Agreement    by Reference
               dated on or about July 1, 1997

 (10)(a)(ii)   Boston Edison Company et al.        Incorporated
               and Company: Security Analysis      by Reference
               Services Agreement dated on
               or about July 1, 1997

 (10)(b)       New England Power Company           Incorporated
               and the Company:  Primary           by Reference
               Service for Resale dated
               February 15, 1974, and
               Amendments thereto; Memorandum
               of Understanding effective
               May 22, 1994; Supplement to
               Amendment to Service Agreement
               dated as of March 1, 1998

 (10)(c)       New England Power Pool              Incorporated
               Agreement and Amendments            by Reference
               thereto

 (10)(d)       New England Power Service           Incorporated
               Company and the Company:            by Reference
               Specimen of Service Contract

 (10)(e)       New England Power Company           Incorporated
               et al. and the Company:             by Reference
               Form of Mutual Assistance
               Agreement

 (10)(f)       New England Power Company           Incorporated
               et al. and the Company:             by Reference
               Restructuring Settlement
               Agreement approved by the
               Massachusetts Department of
               Public Utilities February
               26, 1997

 (10)(g)       New England Telephone and           Incorporated
               Telegraph Company and the           by Reference
               Company:  Specimen of Joint
               Ownership Agreement for Wood
               Poles

 (10)(h)       New England Electric Companies'     Incorporated
               Deferred Compensation Plan as       by Reference
               amended through February 28, 1998

 (10)(i)       New England Electric System         Incorporated
               Companies Retirement Supplement     by Reference
               Plan as amended through June 1,
               1996

 (10)(j)       New England Electric Companies'     Incorporated
               Executive Supplemental Retirement   by Reference
               Plan I as amended through
               December 11, 1998

 (10)(k)       New England Electric Companies'     Incorporated
               Executive Retirees Health and Life  by Reference
               Insurance Plan as Amended and
               Restated January 1, 1996

 (10)(l)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan I       by Reference
               as amended through January 1,
               1998

 (10)(m)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan II      by Reference
               as amended through January 1,
               1998

 (10)(n)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan III     by Reference
               as amended through January 1,
               1998

 (10)(o)       New England Electric Companies'     Incorporated
               Form of Deferred Compensation       by Reference
               Agreement for Directors

 (10)(p)       New England Electric Companies'     Incorporated
               Senior Incentive Compensation       by Reference
               Plan as amended through
               January 1, 1998

 (10)(q)       Forms of Life Insurance Program     Incorporated
               and Form of Life Insurance          by Reference
               (Collateral Assignment)

 (10)(r)       New England Electric Companies'     Incorporated
               Incentive Share Plan as amended     by Reference
               through February 24, 1997

 (10)(s)       New England Electric Companies'     Incorporated
               Long-Term Performance Share         by Reference
               Award Plan amended through
               August 25, 1998

 (10)(t)       New England Electric System         Incorporated
               Directors' Retirement Plan          by Reference
               as amended through December 11,
               1998

 (10)(u)       Forms of Severance Protection       Incorporated
               Agreements                          by Reference

 (10)(v)       New England Power Service           Incorporated
               Company and the Company:            by Reference
               Form of Supplemental Pension
               Service Credit Agreement

 (10)(w)       Amended and Restated Wholesale      Incorporated
               Standard Offer Service Agreement    by Reference
               among the Company, Nantucket
               Electric Company, and USGen New
               England, Inc. dated as of
               October 29, 1997

 (12)          Statement re computation of         Filed herewith
               ratios for incorporation by
               reference into the Mass. Electric
               registration statement on Form
               S-3, Commission File No. 333-46431

 (13)          1998 Annual Report to               Filed herewith
               Stockholders

 (24)          Power of Attorney                   Filed herewith

 (27)          Financial Data Schedule             Filed herewith

                           Narragansett
                          -------------

                          EXHIBIT INDEX
                          -------------

Exhibit No.         Description                       Page
-----------         -----------                       ----

 (3)(a)        Articles of Incorporation as        Incorporated
               amended June 9, 1988                by Reference

 (3)(b)        By-Laws of the Company              Incorporated
                                                   by Reference

 (4)(a)        First Mortgage Indenture and        Incorporated
               Deed of Trust, dated as of          by Reference
               September 1, 1944, and
               twenty-three supplements thereto

 (4)(b)        The Narragansett Electric           Incorporated
               Company Preference Provisions,      by Reference
               as amended, dated December 15,
               1997

 (10)(a)       Boston Edison Company et al.        Incorporated
               and the Company: Amended REMVEC     by Reference
               Agreement dated August 12, 1977

 (10)(a)(i)    Boston Edison Company et al. and    Incorporated
               the Company: REMVEC II Agreement    by Reference
               dated on or about July 1, 1997

 (10)(a)(ii)   Boston Edison Company et al. and    Incorporated
               the Company:  Security Analysis     by Reference
               Services Agreement dated on or
               about July 1, 1997

 (10)(b)       New England Power Company and       Incorporated
               the Company: Primary Service for    by Reference
               Resale dated February 15, 1974
               and Amendments thereto; Memorandum
               of Understanding effective May 22,
               1994; Supplement to Amendment to
               Service Agreement dated as of
               December 31, 1998

 (10)(c)       New England Power Pool Agreement    Incorporated
               and Amendments thereto              by Reference

 (10)(d)       New England Power Service           Incorporated
               Company and the Company:            by Reference
               Specimen of Service Contract

 (10)(e)       New England Power Company           Incorporated
               et al. and the Company:             by Reference
               Form of Mutual Assistance
               Agreement

 (10)(f)       New England Telephone and           Incorporated
               Telegraph Company and the           by Reference
               Company: Specimen of Joint
               Ownership Agreement for Wood
               Poles

 (10)(g)       New England Electric Companies'     Incorporated
               Deferred Compensation Plan          by Reference
               as amended through February 28,
               1998

 (10)(h)       New England Electric System         Incorporated
               Companies Retirement Supplement     by Reference
               Plan, as amended through June
               1, 1996

 (10)(i)       New England Electric Companies'     Incorporated
               Executive Supplemental Retirement   by Reference
               Plan I, as amended through
               December 11, 1998

 (10)(j)       New England Electric Companies'     Incorporated
               Executive Retirees Health and Life  by Reference
               Insurance Plan as Amended and
               Restated January 1, 1996

 (10)(k)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan I,      by Reference
               as amended through January 1,
               1998

 (10)(l)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan II,     by Reference
               as amended through January 1,
               1998

 (10)(m)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan III,    by Reference
               as amended through January 1,
               1998

 (10)(n)       New England Electric Companies'     Incorporated
               Form of Deferred Compensation       by Reference
               Agreement for Directors

 (10)(o)       New England Electric Companies'     Incorporated
               Senior Incentive Compensation       by Reference
               Plan as amended through January 1,
               1998

 (10)(p)       Forms of Life Insurance Program     Incorporated
               and Form of Life Insurance          by Reference
               (Collateral Assignment)

 (10)(q)       New England Electric Companies'     Incorporated
               Incentive Share Plan as amended     by Reference
               through February 24, 1997

 (10)(r)       New England Power Service           Incorporated
               Company and the Company:            by Reference
               Form of Supplemental Pension
               Service Credit Agreement

 (10)(s)       New England Electric Companies'     Incorporated
               Long-Term Performance Share         by Reference
               Award Plan as amended through
               August 25, 1998

 (10)(t)       New England Electric System         Incorporated
               Directors' Retirement Plan          by Reference
               amended through December 11,
               1998

 (10)(u)       Forms of Severance Protection       Incorporated
               Agreements                          by Reference

 (10)(v)(i)    Asset Purchase Agreement between    Incorporated
               USGen New England, Inc., the        by Reference
               Company and New England Power
               Company dated as of August 5, 1997

 (10)(v)(ii)   Amended and Restated Wholesale      Incorporated
               Standard Offer Service              by Reference
               Agreement between the Company and
               USGen New England, Inc. dated
               as of October 29, 1997

 (12)          Statement re computation of         Filed herewith
               ratios for incorporation by
               reference into the Narragansett
               registration statement on Form
               S-3, Commission File No. 33-61131

 (13)          1998 Annual Report to               Filed herewith
               Stockholders

 (24)          Power of Attorney                   Filed herewith

 (27)          Financial Data Schedule             Filed herewith